                                                                    Exhibit 23.9


                      [Letterhead of Deloitte & Touche LLP]




                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Trenwick Group Ltd.


We consent to the incorporation by reference in this registration statement on form S-3 of Trenwick Group Ltd. of our report dated November 20, 2000 appearing in the Annual Report on form 10-K of Trenwick Group Ltd. for the year ended December 31, 2000.



/s/  Deloitte & Touche LLP
--------------------------
DELOITTE & TOUCHE LLP



July 20, 2001